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                                                                      Exhibit 32

                            THE LUBRIZOL CORPORATION

     Certification of Chief Executive Officer and Chief Financial Officer of
           The Lubrizol Corporation Pursuant to 18 U.S.C. Section 1350

I certify that, to the best of my knowledge and belief, the Quarterly Report on Form 10-Q of The Lubrizol Corporation for the period ending September 30, 2003:

         (1) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of The Lubrizol Corporation.

           /s/ William G. Bares
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William G. Bares
Chief Executive Officer
November 5, 2003

I certify that, to the best of my knowledge and belief, the Quarterly Report on Form 10-Q of The Lubrizol Corporation for the period ending September 30, 2003:

         (1) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of The Lubrizol Corporation.

      /s/ Charles P. Cooley
--------------------------------------------
Charles P. Cooley
Chief Financial Officer
November 5, 2003

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